UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 31, 2007
AUTHENTEC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33552 (Commission File Number)	59-3521332 (IRS Employer Identification No.)

100 Rialto Road, Suite 400, Melbourne, FL (Address of Principal Executive Offices)	32901 (Zip Code)
(321) 308-1300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On July 31, 2007, AuthenTec, Inc. (“AuthenTec” or the “Company”) announced its financial results for the fiscal quarter ended June 29, 2007 and certain other information. A copy of this press release is attached hereto as Exhibit 99.1.
     The information in this Form 8-K and the Exhibit attached hereto is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Use of Non-GAAP Measures
     In addition to disclosing financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain non-GAAP financial measures. AuthenTec believes this non-GAAP earnings information provides meaningful insight into the Company’s performance and has chosen to provide this information to investors for a more consistent basis of comparison. For a description of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of Press Release titled “GAAP to non-GAAP reconciliation”.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     d) Exhibits:
     99.1 Press Release dated July 31, 2007, regarding financial results.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2007	AuthenTec, Inc.
	By:	/s/ Frederick R. Jorgenson
Title: Vice President — General Counsel

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